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Exhibit 10.47

[WHEN RECORDED RETURN TO:

Joshua Erez, Esq.
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017]

[A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.]

FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT, FIXTURE FILING, AND FINANCING STATEMENT

from

[                                    ]
(Mortgagor)

to

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent
(in such capacity, Mortgagee)

        A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT. For purposes of filing this instrument as a financing statement the address of Mortgagor is:

  and the address of Mortgagee is:

  One Pierrepoint Plaza, 7th Floor
  300 Cadman Plaza West
  Brooklyn, New York 11201

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS AS-EXTRACTED COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, GOODS WHICH ARE, OR ARE TO BECOME, FIXTURES ON THE REAL PROPERTY HEREIN DESCRIBED AND IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDER OF  [                                    ] COUNTY, [WYOMING or MONTANA] AS BOTH A MORTGAGE OF REAL PROPERTY AND AS A FIXTURE FINANCING STATEMENT UNDER THE [WYOMING or MONTANA] UNIFORM COMMERCIAL CODE. MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBITS A and B ATTACHED HERETO.

ATTENTION RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the [Wyoming or Montana] Uniform Commercial Code. This instrument creates a lien on rights in or relating to property of Mortgagor which are described in Exhibits A and B hereto or in documents described in such Exhibits A and B.

        THIS FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FIXTURE FILING, AND FINANCING STATEMENT dated as of [                                    ], 2009 (this "Mortgage"), by [                                    ], a [                                    ], having an office at [                                    ] ("Mortgagor"), to MORGAN STANLEY SENIOR FUNDING, INC., having an office at One Pierrepoint Plaza, 7th Floor, 300 Cadman Plaza West, Brooklyn, New York 11201 ("Mortgagee"), as Administrative Agent for the Secured Parties (as such terms are defined below).

WITNESSETH THAT:

        Reference is made to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Cloud Peak Energy Resources LLC (the "Borrower"), the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, Morgan Stanley Senior Funding, Inc., as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders and Swingline Lender, Morgan Stanley Senior Funding, Inc., Credit Suisse Securities (USA) LLC and RBC Capital Markets, as Joint Lead Arrangers and Joint Bookrunners, Credit Suisse Securities (USA) LLC and RBC Capital Markets Corporation, as Joint Syndication Agents, Calyon New York Branch and JPMorgan Chase Bank, as Joint Documentation Agents and the Bank of Nova Scotia, Societe Generale and Wells Fargo Bank, National Association, as Senior Managing Agents.

        Reference is made to the Guarantee and Security Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among the Borrower, the Guarantors party thereto from time to time, and the Administrative Agent.

        In the Credit Agreement, (i) the Lenders have agreed to make revolving facility loans (the "Revolving Facility Loans") to the Borrower, (ii) Swingline Lender has agreed to make swingline loans (the "Swingline Loans", together with Revolving Facility Loans, the "Loans") to the Borrower and (iii) each Issuing Bank has issued or agreed to issue from time to time Letters of Credit for the account of the Borrower, in each case pursuant to, upon the terms, and subject to the conditions specified in, the Credit Agreement. Subject to the terms of the Credit Agreement, Borrower may borrow, prepay and reborrow Revolving Facility Loans.

        The Credit Agreement provides that the sum of the Loans from time to time outstanding and secured hereby shall not exceed the total aggregate principal amount of $400,000,000, which includes all future advances which may be advanced to Borrower under the terms of the Credit Agreement.

        The obligation of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by Mortgagor of this Mortgage in the form hereof to secure the Obligations. All monetary Obligations secured by this Mortgage will be due and payable no later than December 16, 2013.

        Mortgagor is a wholly-owned, direct or indirect subsidiary of Borrower and will continue to derive substantial direct and indirect benefits from the consummation of the transactions described in the Credit Agreement, and in consideration of such benefits and as a material inducement for the Lenders and each Issuing Bank to maintain and continue to make credit extensions to the Borrower pursuant to the Credit Agreement, Mortgagor has unconditionally guaranteed the payment and performance of the Obligations (hereinafter defined), as more fully set forth in the Security Agreement.

        As used in this Mortgage, the term "Obligations" means (a) all principal of all Loans and LC Reimbursement Obligations outstanding from time to time under the Credit Agreement, all interest (including Post-Petition Interest) on such Loans and LC Reimbursement Obligations and all other amounts now or hereafter payable by Borrower pursuant to the Loan Documents, (b) all obligations (if any) under the Secured Hedging Agreements, and (c) all obligations (if any) designated by the Borrower as additional Obligations pursuant to Section 23 of the Security Agreement.

        As used in this Mortgage, the term "Secured Parties" means the holders from time to time of the Obligations.

        Pursuant to the requirements of the Credit Agreement, Mortgagor is granting this Mortgage to create a lien on and a security interest in the Mortgaged Property (as hereinafter defined) and the Mortgaged Leases (as hereinafter defined) to secure the performance and payment by Mortgagor of the Obligations. The Credit Agreement also requires the granting by other Credit Parties of other mortgages and deeds of trust (the "Other Mortgages") that create liens on and security interests in certain real and personal property other than the Mortgaged Property to secure the performance of the Obligations.

        Mortgagor is the record holder of (i) the Mortgaged Property and (ii) those certain federal and state coal leases described in Exhibit A annexed hereto (as amended to date and as amended from time to time in accordance with the provisions of this Mortgage, the "Mortgaged Leases"). The Mortgaged Leases or memoranda of leases relating to the Mortgaged Leases were recorded at the times and in the real property records set forth in Exhibit A annexed hereto.

Granting Clauses

        NOW, THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure the due and punctual payment and performance of the Obligations for the benefit of the Secured Parties, Mortgagor hereby grants, conveys, mortgages, warrants, assigns and pledges to Mortgagee, WITH POWER OF SALE, a mortgage lien on and a security interest in, all of Mortgagor's right, title and interest in and to, all the following described property (the "Mortgaged Property") whether now owned or held or hereafter acquired:

          (1)   the land more particularly described on Exhibit A annexed hereto (the "Land"), together with (a) all rights appurtenant thereto, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, coal, oil and gas rights and development rights, if any, relating thereto; (b) all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired; and (c) associated water rights, including the water rights described on Exhibit A annexed hereto, to the extent assignable (colletively, the "Owned Premises");

          (2)   the lessee's interest and estate in the Mortgaged Leases described in Exhibit A annexed hereto, to the extent assignable, and all recorded or unrecorded extensions, amendments, supplements and restatements thereof, together with all rights, titles, and interests of the lessee under the Mortgaged Leases in and to any and all easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil, coal and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and in any way demised under the Mortgaged Leases or belonging, relating or appertaining to the Land demised under the Mortgaged Leases and/or the Owned Premises or any part thereof, or which hereafter shall be in any way demised under the Mortgaged Leases or belong, relate or be appurtenant to such Land (collectively, the "Leased Premises");

          (3)   all tipples, loading and coal washing facilities, railroad tracks, buildings, foundations, structures, improvements, paving, parking areas, walkways and landscaping, now or hereafter erected or located on, in or under the Owned Premises and the Leased Premises, and all fixtures of every kind and type affixed to the Owned Premises and the Leased Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located on, in or under the Owned Premises and the Leased Premises and all materials now or hereafter intended for construction, reconstruction or repair thereof, in each case now or hereafter erected or located on, in or under the Owned Premises and the Leases Premises (the "Improvements"; together with the Owned Premises and the Leased Premises, the "Premises");

          (4)   all apparatus, movable appliances, building materials, equipment, fittings, furnishings, furniture, pumps, tanks, goods, tools, elevators, machinery and other articles of tangible personal property of every kind and nature (including all of Mortgagor's books and records), and replacements thereof, now or at any time hereafter placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Premises (or any other lands any production from which, or profits or proceeds from such production, is attributed to any interest in the Premises or to any interest described in Exhibit A annexed hereto), or used or useful in connection with mining coal or other minerals or in connection with any Related Activities (hereinafter defined) or the maintenance or preservation thereof, including, without limitation, all trade fixtures, plants, storage tanks, product transportation equipment, lifts, fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, entertainment, communications, computers, recreational, window or structural, maintenance, truck or car repair and all other equipment of every kind, computer systems, inventory control systems and all other apparatus, equipment, furniture, furnishings, and articles used in connection with the use or operation of the Premises, including, without limitation, those described in Exhibit B annexed hereto, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned (the property referred to in this subparagraph (4), the "Personal Property");

          (5)   all general intangibles owned by Mortgagor and relating to design, development, management and use of all or any portion of the Premises, all certificates of occupancy, zoning variances, building use or other permits, approvals, licenses, consents and authorizations obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of all or any portion of the Premises, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises, and all payment and performance bonds or warranties or guarantees relating to the Premises, including, without limitation, those described in Exhibit B annexed hereto, all to the extent assignable (the "Permits, Plans and Warranties") ;

          (6)   all now or hereafter existing leases or licenses (under which Mortgagor is landlord or licensor) and subleases (under which Mortgagor is sublandlord or sublessor), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of all or any portion of the Premises for any purpose in return for any payment, or the extraction or taking of any gas, oil, coal, water or other minerals from the Premises in return for payment of any fee, rent or royalty, including Mortgagor's right, title and interest as lessor, landlord, sublessor, sublandlord, franchisor, licensor or grantor in the same (collectively, "Leases"), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Mortgagor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("Rents");

          (7)   all now or hereafter existing coal supply and coal purchase contracts to which Mortgagor is a party and pursuant to which Mortgagor supplies coal from any portion of the Owned Premises or Leased Premises to any third party including, without limitation, those described in Exhibit B annexed hereto, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder;

          (8)   all real estate tax refunds and all proceeds of any transfer, financing, refinancing or conversion, whether voluntary or involuntary, of any of the Mortgaged Property into cash or liquidated claims ("Proceeds"), including Proceeds of insurance maintained by Mortgagor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Mortgaged Property, unearned premiums on policies of fire and other insurance maintained by Mortgagor covering any interest in the Mortgaged Property or required by the Credit Agreement;

          (9)   all "as-extracted collateral" under and as defined in the UCC in effect in [Wyoming or Montana], as it may be amended from time to time (the "UCC") in any way appertaining to the Mortgaged Property, and also all inventory and all accounts; and

          (10) all extensions, improvements, betterments, renewals, substitutions and replacements of and all additions and appurtenances to the Premises, the Personal Property, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by Mortgagor, all of which shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described herein.

        TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns, for the ratable benefit of the Secured Parties, forever, subject only to Permitted Encumbrances (hereinafter defined) and to satisfaction and release as provided in Section 3.05.

ARTICLE I

Representations, Warranties and Covenants of Mortgagor

        Mortgagor agrees, covenants, represents and/or warrants as follows:

        SECTION 1.01.    Title, Mortgage Lien and Consents.

        (a)   Mortgagor is the sole owner and has good record title to the Owned Premises, is the sole owner and has good record leasehold interests in the Leased Premises pursuant to the Mortgaged Leases and is the sole owner and has good and valid title to the interests it purports to own or hold in and to the balance of the Mortgaged Property, subject only to (i) Liens created pursuant to the Security Documents, (ii) the matters shown on Exhibit C annexed hereto (the "Prior Liens") and (iii) any other Liens permitted under Section 6.02 of the Credit Agreement (collectively, the "Permitted Encumbrances").

        (b)   Mortgagor owns the landlord's or lessor's or the sublandlord's or sublessor's, as applicable, interest and estate under or in respect to the Leases.

        (c)   For so long as any of the Obligations remain outstanding, Mortgagor will forever warrant and defend its right or title, as applicable, to the Mortgaged Property, the rights of Mortgagee therein under this Mortgage and the validity and priority of the lien of this Mortgage thereon against the claims of all persons and parties except those having rights under, or which may be created as, Permitted Encumbrances to the extent of those rights.

        (d)   No consent of any party (including, without limitation, equity holders or creditors of Mortgagor) and no consent or authorization, approval, license or other action by, and no notice or filing with any Governmental Authority (as defined in the Credit Agreement) or regulatory body or other person is required in connection with the exection, delivery or performance of this Mortgage by Mortgagor that has not been duly and effectively taken, filed, given or obtained.

        (e)   The Permitted Encumbrances do not, as of the date hereof, materially interfere with the use, enjoyment or operation of the Mortgaged Property or materially and adversely affect the value thereof.

        (f)    The Improvements located on the Land do not materially interfere with any of the Permitted Encumbrances.

        (g)   This Mortgage constitutes a valid, binding and enforceable agreement of Mortgagor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles and except as may be limited by the Permitted Encumbrances.

        (h)   Nothing herein shall be construed to subordinate the Lien of this Mortgage to any Permitted Encumbrances to which the Lien of this Mortgage is not otherwise subordinate.

        SECTION 1.02.    Credit Agreement.

        (a)   This Mortgage is given pursuant to the Credit Agreement. Each and every term and provision of the Credit Agreement (excluding the governing law provisions thereof), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Mortgage. The Mortgagor expressly covenants and agrees to pay when due, and to timely perform, and to cause the other Credit Parties to pay when due, and to timely perform, the Obligations in accordance with the terms of the Loan Documents.

        (b)   If Mortgagee exercises any of its rights or remedies under this Mortgage, or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which Mortgagee is made a party and is obliged to defend or uphold or enforce this Mortgage or the rights of Mortgagee hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Premises, Mortgagor will pay all reasonable sums, including reasonable attorneys' fees and disbursements, incurred by Mortgagee related to the exercise of any remedy or right of Mortgagee pursuant hereto and the reasonable expenses of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at a rate per annum equal to the sum of 2% plus the rate applicable to ABR Loans for such day (the "Default Rate"), and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the recording of this Mortgage and shall be secured by this Mortgage to the extent permitted by law.

        (c)   Any payment of amounts due under this Mortgage not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default Rate, and such interest at the Default Rate shall be immediately due upon demand by Mortgagee.

        (d)   Mortgagor acknowledges and third parties are hereby put on notice that this Mortgage, unless terminated by a document placed of record, will continue on a refinancing of the indebtedness existing on the date hereof and that the Obligations include all of the obligations of Mortgagor under the documents executed and delivered upon such a refinancing.

        SECTION 1.03.    Payment of Taxes, and Other Obligations.

        (a)   Mortgagor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, all Taxes and other obligations with respect to the Mortgaged Property or any part thereof or upon the Rents from the Mortgaged Property or arising in respect of the occupancy, use or possession thereof in accordance with, and to the extent required by, the Credit Agreement.

        (b)   In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Mortgage or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Mortgagee, either directly or indirectly, on this Mortgage or any of the Loan Documents, or requiring an amount of taxes to be withheld or deducted therefrom, Mortgagor will promptly (i) notify Mortgagee of such event, (ii) enter into such further instruments as Mortgagee may determine are reasonably necessary or desirable to obligate Mortgagor to make any additional payments necessary to put the Lenders and Secured Parties in the same financial position they would have been if such law, order, rule or regulation had not been passed and (iii) make such additional payments to Mortgagee for the benefit of the Lenders and Secured Parties.

        SECTION 1.04.    Maintenance of Mortgaged Property. Mortgagor will maintain, preserve, protect and keep the Mortgaged Property in good repair, working order and condition in accordance with the standards of a good operator in the open pit coal mining business (reasonable wear and tear excepted), and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times.

        SECTION 1.05.    Insurance. Mortgagor will keep or cause to be kept the Improvements and Personal Property insured against such risks, and in the manner, described in Section 5.08 of the Credit Agreement and shall purchase such additional insurance as may be required from time to time pursuant to Section 5.08 of the Credit Agreement. If any portion of the Mortgaged Property is located in an area identified as a special flood hazard area by Federal Emergency Management Agency or other applicable agency, Mortgagor will purchase flood insurance in accordance with Section 5.08 of the Credit Agreement.

        SECTION 1.06.    Casualty Condemnation/Eminent Domain. Mortgagor shall give Mortgagee prompt written notice of any casualty or other damage to the Mortgaged Property (which, for the avoidance of doubt, shall not include the conduct of mining operations in the ordinary course) or any proceeding for the taking of the Mortgaged Property or any portion thereof or interest therein under power of eminent domain or by condemnation or any similar proceeding, but in any case within fifteen (15) days after any such casualty or damage or its receipt of notice of a taking under power of eminent domain or by condemnation or similar proceeding. If such casualty or other damage or such taking has a Material Adverse Effect on the Lenders, or if an Event of Default has occurred and is continuing, Mortgagor shall have no right to settle, and shall not settle, any such claim, negotiation or proceeding without the consent of Mortgagee. All proceeds with respect to such casualty, damage or taking shall be held, applied and disbursed as required by the Credit Agreement and the Security Agreement.

        SECTION 1.07.    Assignment of Leases and Rents.

        (a)   Mortgagor hereby irrevocably and absolutely grants, transfers and assigns all of its right title and interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Mortgagor of the Obligations. Mortgagor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any Leases or the

Rents payable thereunder to anyone other than Mortgagee. At the request of Mortgagee or a receiver appointed pursuant to Section 2.06 (whichever is the Person exercising the rights under this Section), Mortgagor shall promptly execute, acknowledge, deliver, record, register and file any additional general assignment of the Leases or specific assignment of any Lease which Mortgagee or such receiver may require from time to time (all in form and substance satisfactory to Mortgagee or such receiver) to effectuate, complete, perfect, continue or preserve the assignments of the Leases and the Rents thereunder pursuant to this Section.

        (b)   All Leases shall be subordinate to the lien of this Mortgage. Mortgagor will not enter into, modify or amend any Lease if such Lease, as entered into, modified or amended, will not be subordinate to the lien of this Mortgage.

        (c)   Subject to Section 1.07(d), Mortgagor has assigned and transferred to Mortgagee all of Mortgagor's right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Mortgagor, and Mortgagee or a receiver appointed pursuant to Section 2.06 (whichever is the Person exercising the rights under this Section) shall have the absolute, immediate and continuing right to collect and receive all such Rents now or hereafter, including during any period of redemption, accruing with respect to the Premises, it being intended that this assignment establish, subject to Section 1.07(d), an absolute transfer and assignment of all Rents and all Leases to Mortgagee and not merely to grant a security interest therein. Subject to Section 1.07(d), Mortgagee may in Mortgagor's name and stead (with or without first taking possession of any of the Mortgaged Property personally or by receiver as provided herein) operate the Mortgaged Property and rent, lease or let all or any portion of any of the Mortgaged Property to any party or parties at such rental and upon such terms as Mortgagee shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

        (d)   So long as an Event of Default shall not have occurred and be continuing, Mortgagee will not exercise any of its rights under Section 1.07(c), and Mortgagor shall receive and collect the Rents accruing under any Lease; but after the happening and during the continuance of any Event of Default, Mortgagee may, at its option, receive and collect all Rents and enter upon the Premises through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Mortgagor hereby irrevocably authorizes and directs each tenant or subtenant, if any, and each successor, if any, to the interest of any tenant or subtenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Mortgagee to any such tenant or subtenant or any of such tenant's or subtenant's successors in interest, and thereafter to pay Rents to Mortgagee without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from Mortgagor, who shall have no right or claim against any such tenant or subtenant or successor in interest for any such Rents so paid to Mortgagee. Each tenant or subtenant or any of such tenant's or subtenant's successors in interest from whom Mortgagee or any officer, agent, attorney or employee of Mortgagee shall have collected any Rents, shall be authorized to pay Rents to Mortgagor only after such tenant or subtenant or any of their successors in interest shall have received written notice from Mortgagee that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Mortgagee to such tenant or subtenant or any of their successors in interest.

        (e)   Mortgagee will not become a mortgagee in possession so long as it does not enter or take actual possession of the Mortgaged Property. In addition, Mortgagee shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Mortgaged Property, for negligence in the management, upkeep, repair or control of any of the Mortgaged Property or any other act or omission by any other person.

        (f)    Mortgagor shall furnish to Mortgagee, within thirty (30) days after a written request by Mortgagee to do so, a written statement containing the names of all tenants, subtenants and concessionaires of the Premises, the terms of any Lease, the space occupied and the rentals and/or other amounts payable thereunder.

        SECTION 1.08.    Restrictions on Transfers and Encumbrances. Mortgagor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charge or other form of encumbrance, other than Permitted Encumbrances, upon any interest in or any part of the Mortgaged Property, or be divested of its title to the Mortgaged Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any cooperative, joint, time-sharing or other congregate ownership of all or part thereof, except in each case in accordance with and to the extent permitted by the Credit Agreement. If any proceeds are received by or on behalf of Mortgagor resulting directly or indirectly from any of the foregoing transfers or encumbrances, such proceeds shall constitute trust funds to be held by Mortgagor for the benefit of the Secured Parties and applied in accordance with the Credit Agreement.

        SECTION 1.09.    Security Agreement. This Mortgage is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a "Security Agreement" within the meaning of the UCC. Mortgagor has hereby granted unto Mortgagee a security interest in and to all the Mortgaged Property described in this Mortgage that is not real property, and simultaneously with the recording of this Mortgage, Mortgagor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices for perfection to perfect the security interest granted by this Mortgage in all the Mortgaged Property that is not real property. Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact, for Mortgagor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence if, and to the extent, Mortgagor fails to do so promptly. Mortgagee shall have all rights with respect to the part of the Mortgaged Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded Mortgagee hereunder and under the Security Agreement.

        SECTION 1.10.    Filing and Recording. Mortgagor will cause this Mortgage, the UCC financing statements referred to in this Section, any other security instrument creating a security interest in or evidencing the lien hereof upon the Mortgaged Property and each UCC continuation statement and instrument of further assurance to be filed, registered or recorded and, if necessary, refiled, rerecorded and reregistered, in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to perfect the lien hereof upon, and the security interest of Mortgagee in, the Mortgaged Property until this Mortgage is terminated and released in full in accordance with Section 3.05 hereof. Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact, for Mortgagor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence if, and to the extent, Mortgagor fails to do so promptly. Mortgagor will pay all filing, registration and recording fees, all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges, and all reasonable expenses incidental to or arising out of or in connection with the execution, delivery and recording of this Mortgage, UCC continuation statements any mortgage supplemental hereto, any security instrument with respect to any portion of the Mortgaged Property, including the Personal Property, Permits, Plans and Warranties and Proceeds or any instrument of further assurance. Prior to the execution and delivery of this Mortgage, Mortgagor shall have properly, duly and validly recorded the Mortgaged Leases or appropriate memoranda of the Mortgaged Leases and any material amendments or supplements thereto in each jurisdiction in which any portion of the Premises may be situated.

        SECTION 1.11.    Further Assurances. Upon demand by Mortgagee, Mortgagor will, at the cost of Mortgagor and without expense to Mortgagee, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time reasonably require for the better assuring, conveying, assigning, transferring, perfecting and confirming unto Mortgagee the property and rights and security interests hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and on demand, Mortgagor will also execute and deliver and hereby appoints Mortgagee as its true and lawful attorney-in-fact for Mortgagor and in its name, place and stead, in any and all capacities, to execute and file or record to the extent it may lawfully do so, one or more financing statements, chattel mortgages, comparable security instruments and memoranda of leases reasonably requested by Mortgagee to evidence more effectively the lien hereof upon any portion of the Mortgaged Property, including the Personal Property or the Mortgaged Leases, as the case may be, and to perform each and every act and thing requisite and necessary to be done to accomplish the same if, and to the extent, Mortgagor fails to do so promptly. In the event Mortgagor shall fail after demand to execute any instrument required to be executed by Mortgagor under this Section, Mortgagee may execute the same as the attorney-in-fact for Mortgagor, such power of attorney being coupled with an interest and irrevocable.

        SECTION 1.12.    Additions to Mortgaged Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor upon the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, shall become subject to the lien and security interest of this Mortgage as fully and completely and with the same effect as though now owned by Mortgagor and specifically described in the grant of the Mortgaged Property above, subject to the Permitted Encumbrances, and at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Mortgage.

        SECTION 1.13.    No Claims Against Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof.

        SECTION 1.14.    Fixture Filing; As-Extracted Collateral. Certain portions of the Mortgaged Property are or will become "fixtures" (as that term is defined in the UCC) on the Land, and this Mortgage, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such portions of the Mortgaged Property that are or become fixtures. This Mortgage, when recorded in the county where the Land is located, shall be effective as a financing statement covering as-extracted collateral.

        SECTION 1.15.    Future Advances. This Mortgage shall secure future advances whenever hereafter made. The amount of future advances or total indebtedness outstanding at any given time and subject to the protection of this Mortgage is $400,000,000, plus interest thereon, collection costs, sums advanced for the payment of taxes, assessments, maintenance and repair charges, insurance premiums and any other costs incurred to protect the security encumbered hereby or the lien hereof, expenses incurred by Mortgagee by reason of any default by Mortgagor under the terms hereof, together with all other sums secured hereby.

        SECTION 1.16.    Revolving Loans. The Obligations secured by this Mortgage may include obligations of a revolving nature which are advanced, paid and readvanced from time to time. Subject to the Permitted Encumbrances, the security interests of Mortgagee hereunder and the priority of the Lien of this Mortgage will remain in full force and effect with respect to all of the Obligations and the Lien of this Mortgage will not be extinguished until this Mortgage has been terminated pursuant to Section 3.05.

        SECTION 1.17.    Mortgaged Leases.

        (a)   Mortgagor represents, warrants and covenants the following with respect to each Mortgaged Lease: (i) Mortgagor has good record title to each Mortgaged Lease, subject to the paramount title of the United States of America and the Permitted Encumbrances, (ii) each Mortgaged Lease is in full force and effect and, to Mortgagor's best knowledge, no event has occurred that, with the giving of notice or the passage of time or both, would constitute a default or would entitle Mortgagor or any party under any Mortgaged Lease to cancel the same or otherwise avoid its obligations, except for Permitted Encumbrances, (iii) except for Permitted Encumbrances, no Mortgaged Lease is subject to any defenses, offsets or counterclaims to Mortgagor's best knowledge and there have been no renewals or extensions of or supplements, modifications or amendments to any Mortgaged Lease not previously disclosed to Mortgagee and (iv) all rent, additional rent, royalties and other sums owed by Mortgagor under each Mortgaged Lease through the date hereof have been paid on or prior to the time when the same have become due, except any payments that are being contested in good faith by appropriate proceedings.

        (b)   Except for this Mortgage or other assignments in favor of Mortgagee, Mortgagor has not executed any assignment or pledge of any Mortgaged Lease or of Mortgagor's right, title and interest in the same, which now is in effect.

        (c)   This Mortgage conforms and complies with the terms of each Mortgaged Lease, does not constitute a violation under any Mortgaged Lease and is and at all times shall constitute a valid lien (subject only to those matters permitted by this Mortgage) on Mortgagor's interests in each Mortgaged Lease.

        (d)   Promptly after the date hereof, and again promptly after execution of any amendment to this Mortgage, Mortgagor shall notify the Landlord (hereinafter defined) under the Mortgaged Leases of the execution and delivery of this Mortgage or amendment, as the case may be.

        (e)   Mortgagor hereby irrevocably delegates to Mortgagee the nonexclusive authority to exercise any or all of Mortgagor's rights, including the right to give any and all notices to Landlord under each Mortgaged Lease, whether or not Mortgagor has failed to exercise such right. Nothing in the foregoing delegation of authority shall be deemed to impose any obligation or duty upon Mortgagee. Notwithstanding such delegation of authority, Mortgagee grants Mortgagor a revocable exclusive license to exercise such authority which license may only be revoked by Mortgagee upon the occurrence and during the continuance of any Event of Default under the Credit Agreement.

        (f)    Mortgagor (i) shall duly and punctually pay, perform and observe all of its obligations under each Mortgaged Lease as required by the Credit Agreement; (ii) shall do all things necessary or appropriate to enforce, preserve and keep unimpaired the rights of Mortgagor and the obligations of each of the other parties under each Mortgaged Lease as required by the Credit Agreement; (iii) shall not terminate or surrender any Mortgaged Lease other than as permitted by the Loan Documents; (iv) shall not modify or amend any Mortgaged Lease in any material respect, unless the same shall be required by the BLM without any action on part of Mortgagor, in which case, Mortgagor shall promptly notify Mortgagee in writing; (v) shall notify Mortgagee in writing not later than 120 days prior to the last date on which Mortgagor can exercise (A) any right to extend the term of any Mortgaged Lease or (B) any option to purchase or otherwise acquire the interest of the Landlord under any Mortgaged Lease, of the existence of such right or option; (vi) unless Mortgagee shall otherwise approve, shall exercise (not later than 60 days prior to the last date on which Mortgagor may timely do so) each right or option of Mortgagor under any Mortgaged Lease (A) to extend the term thereof, or (B) to purchase or otherwise acquire the interest of the Landlord under any Mortgaged Lease (and if Mortgagor fails to exercise such right or option at least 60 days prior to the last date on which it may timely do so, Mortgagee shall have the right, without notice if an Event of Default is continuing or after notice if no Event of Default is continuing, to exercise such right or option in the name and on behalf of Mortgagor and at Mortgagor's expense or, at the option of Mortgagee, in its own name and at Mortgagor's expense); and (vii) shall notify Mortgagee (A) promptly after receipt or contemporaneously when given, as the case may be, of the receipt or giving by Mortgagor of any notice of default under any Mortgaged Lease or of any notice of the possible or actual termination thereof, any material right of Mortgagor thereunder or any material obligation of any other party thereunder, accompanied by a copy of such notice; (B) promptly after learning about any such condition, of the existence of any condition which, with or without the giving of notice or the passage of time or both, would constitute a default under any Mortgaged Lease or any termination thereof; (C) promptly after receiving or learning of the existence of any such assignment, of the existence of any assignment of the interest of the Landlord under any Mortgaged Lease, accompanied by a copy of any such assignment received by Mortgagee; and (D) promptly after receipt or contemporaneously when given, as the case may be, of the receipt or giving of any notice relating to any option to purchase or right of first refusal under any Mortgaged Lease, accompanied by a copy of such notice.

        (g)   The provisions of subsection (f) of this Section shall also apply to any right of Mortgagor to possession under Section 365 of the Bankruptcy Code in the event any Mortgaged Lease is rejected by any other party thereunder or its trustee pursuant to said Section.

        (h)   No release or forbearance of any of Mortgagor's obligations under any Mortgaged Lease, pursuant to the terms thereof, by agreement, operation of law or otherwise, shall release Mortgagor from any of Mortgagor's obligations under this Mortgage, including, without limitation, the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Mortgaged Leases to be performed by Mortgagor thereunder.

        (i)    The leasehold estates of Mortgagor created by each Mortgaged Lease and the estates of Landlord under each Mortgaged Lease shall each at all times remain separate and apart and retain their separate identities, and no merger of the leasehold or easement estates of Mortgagor with the estates of the Landlord will result with respect to Mortgagee or with respect to any purchaser acquiring the Mortgaged Property at any sale on foreclosure of the Lien of this Mortgage without the written consent of Mortgagee. In the event Mortgagor shall acquire a fee interest or other interest in any of the Land and Improvements demised under any Mortgaged Lease, Mortgagor shall execute, acknowledge and deliver all instruments requested by Mortgagee to confirm the Lien evidenced hereby upon such fee estate or other interest.

        (j)    Mortgagor covenants and agrees that each Mortgaged Lease now is and shall at all times while the Obligations remain outstanding be subject in each and every respect to the terms, conditions and Lien of this Mortgage to the extent of Mortgagor's leasehold interest in each respective Mortgaged Lease. Mortgagor shall execute, acknowledge and deliver any instruments requested by Mortgagee to confirm the foregoing.

        (k)   Except as required by each Mortgaged Lease or by the Permitted Encumbrances, Mortgagor shall not subordinate, or consent to the subordination of, any Mortgaged Lease to any mortgage, deed of trust or other lien encumbering Landlord's (under each Mortgaged Lease) estate in the Land demised thereunder.

        (l)    Mortgagor's obligations under this Mortgage are independent of and in addition to Mortgagor's obligations under the Mortgaged Leases. Nothing in this Mortgage shall be construed to require Mortgagor or Mortgagee to take or omit to take any action that would cause a default under any Mortgaged Lease.

        (m)  Mortgagor shall promptly notify Mortgagee after learning of the commencement of any bankruptcy, reorganization, insolvency or similar proceeding affecting any Landlord under a Mortgaged Lease or the occurrence of any event that could, with the passage of time, constitute such a proceeding. Mortgagor shall also promptly forward to Mortgagee copies of any documents, notices, summonses and other documents that Mortgagor receives in connection with any such Landlord's bankruptcy or related proceeding.

        SECTION 1.18.    Treatment of Mortgaged Leases in Bankruptcy; Rejection of Mortgaged Lease(s) by Landlord

        (a)   To the extent permitted by law, Mortgagor shall not suffer or permit the termination of a Mortgaged Lease by exercise of the 365(h) Election (hereinafter defined) or otherwise without Mortgagee's consent. Mortgagor acknowledges that because the Mortgaged Leases are a primary element of Mortgagee's security for the Obligations, it is not anticipated that Mortgagee would consent to termination of any Mortgaged Lease. If Mortgagor makes any 365(h) Election in violation of this Mortgage, then such 365(h) Election shall be void and of no force or effect.

        (b)   Mortgagor hereby assigns to Mortgagee the 365(h) Election with respect to each Mortgaged Lease until the Obligations have been satisfied in full. Mortgagor acknowledges and agrees that the foregoing assignment of the 365(h) Election and related rights is one of the rights that Mortgagee may use at any time to protect and preserve Mortgagee's other rights and interests under this Mortgage. Mortgagor further acknowledges that exercise of the 365(h) Election in favor of terminating any Mortgaged Lease would constitute waste prohibited by this Mortgage.

        (c)   Mortgagor acknowledges that if the 365(h) Election is exercised in favor of Mortgagor's remaining in possession under a Mortgaged Lease, then Mortgagor's resulting occupancy rights, as adjusted by the effect of Section 365 of the U.S. Bankruptcy Code, shall then be part of the Mortgaged Property and shall be subject to the lien of this Mortgage.

        (d)   If any Landlord under any Mortgage Lease rejects or disaffirms, or seeks or purports to reject or disaffirm, any such Mortgaged Lease pursuant to the Bankruptcy Code, then Mortgagor shall not exercise the 365(h) Election except as otherwise provided in this Section. If a Landlord under any Mortgaged Lease rejects or disaffirms any such Mortgaged Lease or purports or seeks to disaffirm any such Mortgaged Lease pursuant to the Bankruptcy Code, then: (i) Mortgagor shall remain in possession of the Premises demised under any such Mortgaged Lease so rejected or disaffirmed and shall perform all acts necessary for Mortgagor to remain in such possession for the unexpired term of any such Mortgaged Lease, whether the then existing terms and provisions of such Mortgaged Lease require such acts or otherwise; and (ii) all the terms and provisions of this Mortgage and the lien created by this Mortgage shall remain in full force and effect and shall extend automatically to all of Mortgagor's rights and remedies arising at any time under, or pursuant to, Section 365(h) of the U.S. Bankruptcy Code, including all of Mortgagor's rights to remain in possession of the Land.

        (e)   If any action, proceeding, motion or notice shall be commenced or filed in respect of the Mortgaged Property in connection with any case under the Bankruptcy Code (other than a case under the Bankruptcy Code commenced with respect to Mortgagor), Mortgagee shall have the option, to the exclusion of Mortgagor, exercisable upon notice to Mortgagor, to conduct and control any such litigation with counsel of Mortgagee's choice. Mortgagee may proceed in its own name or in the name of Mortgagor in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents and other documents required by Mortgagee in connection therewith. Mortgagor shall pay to Mortgagee all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) paid or incurred by Mortgagee in connection with the prosecution or conduct of any such proceedings within five (5) days after notice from Mortgagee setting forth such costs and expenses in reasonable detail. Any such costs or expenses not paid by Mortgagor as aforesaid shall be a part of the Obligations and shall be secured by this Mortgage. Mortgagor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of any Mortgaged Lease in any such case under the Bankruptcy Code (other than a case under the Bankruptcy Code commenced with respect to Mortgagor) without Mortgagee's prior consent.

        SECTION 1.19.    Assignment of Claims to Mortgagee Mortgagor, immediately upon learning that a Landlord under any Mortgaged Lease has failed to perform the terms and provisions thereunder (including by reason of a rejection or disaffirmance or purported rejection or disaffirmance of any such Mortgaged Lease pursuant to the Bankruptcy Code), shall notify Mortgagee of any such failure to perform. Mortgagor unconditionally assigns, transfers, and sets over to Mortgagee any and all damage claims thereunder. This assignment constitutes a present, irrevocable, and unconditional assignment of all damage claims under the Mortgaged Leases, and shall continue in effect until the Obligations have been satisfied in full. Notwithstanding the foregoing, Mortgagee grants to Mortgagor a revocable license to exercise any such Mortgaged Lease damage claims which license may only be revoked by Mortgagee upon the occurrence and during the continuance of any Event of Default.

        SECTION 1.20.    New Lease Issued to Mortgagee If any Mortgaged Lease is for any reason whatsoever terminated before the expiration of its term and, pursuant to any provision thereof, Mortgagee or its designee shall acquire from Landlord thereunder a new lease of the relevant Leased Premises, then Mortgagor shall have no right, title or interest in or to such new leases or the estates created thereby, except as set forth in the Credit Agreement.

ARTICLE II

Defaults and Remedies

        SECTION 2.01.    Events of Default.

        (a)   Any Event of Default under the Credit Agreement (as such term is defined therein) shall constitute an Event of Default under this Mortgage.

        (b)   All notice and cure periods provided in the Credit Agreement and the other Loan Documents shall run concurrently with any notice or cure periods provided under applicable law.

        SECTION 2.02.    Specific Performance. To the fullest extent permited by applicable law, if an Event of Default shall occur and be continuing, Mortgagee may institute a suit, action or proceeding for the specific performance of any of the provisions of this Mortgage.

        SECTION 2.03.    Demand for Payment. To the fullest extent permited by applicable law, if an Event of Default shall occur and be continuing, then Mortgagee may declare all sums secured hereby to be immediately due and payable, without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, and Mortgagor will pay to Mortgagee all amounts due hereunder and under the Credit Agreement and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Mortgagee, and Mortgagee shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against

Mortgagor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

        SECTION 2.04.    Rights To Take Possession, Operate and Apply Revenues.

        (a)   If an Event of Default shall occur and be continuing, Mortgagor shall, upon demand of Mortgagee, forthwith surrender to Mortgagee actual possession of the Mortgaged Property and, if and to the extent not prohibited by applicable law, Mortgagee itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Mortgaged Property without the appointment of a receiver or an application therefor, exclude Mortgagor and its agents and employees wholly therefrom, and have access to the books, papers and accounts of Mortgagor.

        (b)   If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after such demand by Mortgagee, Mortgagee may to the fullest extent permitted by applicable law, obtain a judgment or decree conferring upon Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Mortgaged Property to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents. Mortgagor will pay to Mortgagee, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Mortgagee's attorneys and agents with interest thereon at the Default Rate; and all such expenses and compensation shall, until paid, be secured by this Mortgage.

        (c)   Upon every such entry or taking of possession, Mortgagee may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Mortgaged Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Mortgaged Property insured, (iv) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name or otherwise with respect to the same, or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Mortgagee, all as may from time to time be directed or determined by Mortgagee to be in its best interest, including the right to enter into Leases with respect to the Property, including Leases extending beyond the time of possession by the Person exercising the rights under this clause; and the Person exercising the rights under this clause shall not be liable to account for any action taken hereunder, other than for Rents actually received by such Person, and shall not be liable for any loss sustained by Mortgagor resulting from any failure to let the Property or from any other act or omission of such Person, except to the extent such loss is caused by such Person's own willful misconduct or gross negligence; and Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Mortgagee may collect and receive all the Rents, issues, profits and revenues from the Mortgaged Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, (iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Mortgagee may at its option pay, (v) other proper charges upon the Mortgaged Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Mortgagee, Mortgagee shall apply the remainder of the moneys and proceeds so received first to the payment of Mortgagee for the satisfaction of the Obligations, and second, if there is any surplus, to Mortgagor, subject to the entitlement of others thereto under applicable law.

        (d)   Whenever, before any sale of the Mortgaged Property under Section 2.07, all Obligations that are then due shall have been paid and all Events of Default fully cured, Mortgagee will surrender possession of the Mortgaged Property back to Mortgagor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

        SECTION 2.05.    Right To Cure Mortgagor's Failure to Perform. Should Mortgagor fail in the payment, performance or observance of any term, covenant or condition required by this Mortgage or the Credit Agreement (with respect to the Mortgaged Property), Mortgagee may pay, perform or observe the same, and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Default Rate. Mortgagee shall be the judge using reasonable discretion of the necessity for any such actions and of the amounts to be paid. To the extent not prohibited by applicable law, Mortgagee is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Mortgagor, to any person in possession holding under Mortgagor or to any other person.

        SECTION 2.06.    Right to a Receiver. To the fullest extent permitted by applicable law, if an Event of Default shall occur and be continuing, Mortgagee, without notice to Mortgagor, upon application to a court of competent jurisdiction and to the extent not prohibited by applicable law, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state of [Wyoming or Montana]. Mortgagor shall pay to Mortgagee upon demand all reasonable expenses, including reasonable receiver's fees, reasonable attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 2.06; and all such expenses shall be secured by this Mortgage and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Default Rate.

        SECTION 2.07.    Foreclosure and Sale.

        (a)   If an Event of Default shall occur and be continuing, Mortgagee may commence a judicial action to foreclose this Mortgage, or it may, to the extent not prohibited by applicable law, foreclose Mortgagor's interests in all or any part of the Mortgaged Property by nonjudicial sale under the power of sale granted to Mortgagee by applicable foreclosure by advertisement and sale law or this Mortgage, in accordance with the laws of the state of [Wyoming or Montana]. In such case, Mortgagee may commence a civil action to foreclose this Mortgage, or it may proceed and sell the Mortgaged Property to satisfy any Obligation. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property, may sell all or such parts of the Mortgaged Property as may be chosen by Mortgagee at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Mortgagee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. A sale of less than the whole of the Mortgaged Property or any defective or irregular sale made hereunder shall not exhaust the judicial foreclosure rights nor the power of sale provided for herein; and subsequent sales may be made hereunder until all Obligations secured hereby have been satisfied, or all Mortgaged Property sold, without defect or irregularity. Mortgagor hereby covenants to warrant and defend the title of any purchaser or purchasers to any Mortgaged Property sold. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property may postpone any foreclosure or other sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice unless otherwise required by applicable law, Mortgagee or an officer appointed to sell the Mortgaged Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Mortgagor or Mortgagee or any designee or affiliate thereof, may purchase at such sale.

        (b)   The Mortgaged Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Mortgagee (including costs of evidence of title in connection with the sale), Mortgagee or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.09.

        (c)   To the extent not prohibited by applicable law, any foreclosure or other sale of less than the whole of the Mortgaged Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Mortgaged Property has been sold.

        (d)   To the extent not prohibited by applicable law, after each sale, the Person conducting such sale shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Mortgagor in and to the Mortgaged Property sold and shall receive the proceeds of such sale and apply the same as provided in the Credit Agreement. Mortgagor hereby irrevocably appoints the Person conducting such sale as the attorney in fact of Mortgagor (with full power to substitute any other Person in its place as such attorney in fact) to act in the name of Mortgagor or, at the option of the Person conducting such sale, in such Person's own name, to make without warranty by such Person any conveyance, assignment, transfer or delivery of the Mortgaged Property sold, and to execute, acknowledge and deliver any instrument of conveyance, assignment, transfer or delivery or other document in connection therewith or to take any other action incidental thereto, as the Person conducting such sale shall deem appropriate in its discretion; and Mortgagor hereby irrevocably authorizes and directs any other Person to rely and act upon the foregoing appointment and a certificate of the Person conducting such sale that such Person is authorized to act hereunder. Nevertheless, upon the request of such attorney in fact Mortgagor shall promptly execute, acknowledge and deliver any documentation which such attorney in fact may require for the purpose of ratifying, confirming or effectuating the powers granted hereby or any such conveyance, assignment, transfer or delivery by such attorney-in-fact.

        (e)   Any statement of fact or other recital made in any instrument referred to in Section 2.07(d) given by the Person conducting any sale as to the nonpayment of any Obligation, the occurrence of any Event of Default, the amount of the Obligations due and payable, the request to Mortgagee to sell, the notice of the time, place and terms of sale and of the Mortgaged Property to be sold having been duly given, the refusal, failure or inability of Mortgagee to act, the appointment of any substitute or successor agent, any other act or thing having been duly done by Mortgagor, Mortgagee or any other such Person, shall be taken as conclusive and binding against all other Persons as evidence of the truth of the facts so stated or recited. The Person conducting any sale may appoint or delegate any other Person as agent to perform any act necessary or incident to such sale, including the posting of notices and the conduct of such sale, but in the name and on behalf of the Person conducting such sale.

        (f)    The receipt by the Person conducting any sale of the purchase money paid at such sale shall be sufficient discharge therefor to any purchaser of any Mortgaged Property sold, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Mortgage or, in any manner whatsoever, be answerable for any loss, misapplication or nonapplication of any such purchase money or be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

        (g)   Subject to mandatory provisions of applicable law, any sale shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the Mortgaged Property sold, and shall be a perpetual bar both at law and in equity against Mortgagor and any and all Persons claiming such Mortgaged Property or any interest therein by, through or under Mortgagor.

        (h)   At any sale, Mortgagee may bid for and acquire the Mortgaged Property sold and, in lieu of paying cash therefor, may make settlement for the purchase price by causing the Secured Parties to credit against the Obligations, including the expenses of the sale and the cost of any enforcement proceeding hereunder, the amount of the bid made therefor to the extent necessary to satisfy such bid.

        (i)    Upon any sale, it shall not be necessary for the Person conducting such sale to have any Mortgaged Property being sold present or constructively in its possession.

        (j)    To the fullest extent permitted by applicable law, if a sale hereunder shall be commenced by Mortgagee, Mortgagee may at any time before the sale abandon the sale, and may institute suit for the collection of the Obligations or for the foreclosure of this Mortgage; or if Mortgagee should institute a suit for collection of the Obligations or the foreclosure of this Mortgage, Mortgagee may at any time before the entry of final judgment in said suit dismiss the same and sell the Mortgaged Property in accordance with the provisions of this Mortgage.

        (k)   If an Event of Default shall occur and be continuing, Mortgagee may instead of, or in addition to, exercising the rights described in Section 2.07(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Obligations, or the performance of any term, covenant, condition or agreement of this Mortgage or any other Loan Document or any other right, or (ii) to pursue any other remedy available to Mortgagee, all as Mortgagee shall determine most effectual for such purposes.

        SECTION 2.08.    Other Remedies.

        (a)   In case an Event of Default shall occur and be continuing, Mortgagee may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

        (b)   In case an Event of Default shall occur and be continuing, Mortgagee may take any other action, or pursue any other remedy or right, as Mortgagee may have under applicable law, and Mortgagor does hereby grant the same to Mortgagee.

        (c)   In connection with a sale of the Mortgaged Property or any Personal Property and the application of the proceeds of sale as provided in Section 2.09, Mortgagee shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Mortgage, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

        SECTION 2.09.    Application of Sale Proceeds and Rents. After any foreclosure sale of all or any of the Mortgaged Property, Mortgagee shall promptly apply the proceeds of the sale together with any Rents that may have been collected and any other sums that then may be held by Mortgagee under this Mortgage as follows:

          FIRST, to the payment of the costs and expenses incurred by Mortgagee in connection with such sale, and of any judicial proceeding wherein the same may be made, or otherwise in connection with this Mortgage, any Loan Document or any of the Obligations, including all court costs and fees and expenses of its agents and legal counsel, together with interest on any such expenses paid by such Person at the Default Rate from the date paid by such Person through the date repaid to such Person;

          SECOND, to the repayment of (i) all advances hereunder made by Mortgagee, including all taxes or assessments (except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold) and all other advances made by Mortgagee hereunder or under any other Loan Document and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document and (ii) any amounts payable under Section 3.06, if any;

          THIRD, to the payment in full of the Obligations in accordance with the Security Agreement; and

          FOURTH, to Mortgagor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Mortgagee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Mortgage. Upon any sale of the Mortgaged Property by Mortgagee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of Mortgagee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Mortgaged Property so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Mortgagee or such officer or be answerable in any way for the misapplication thereof.

        SECTION 2.10.    Mortgagor as Tenant Holding Over. If Mortgagor remains in possession of any of the Mortgaged Property after any foreclosure sale by Mortgagee, at Mortgagee's election Mortgagor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

        SECTION 2.11.    Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor waives, to the extent not prohibited by law, (a) the benefit of all laws now existing or that hereafter may be enacted (x) providing for any appraisement or valuation of any portion of the Mortgaged Property and/or (y) in any way extending the time for the enforcement or the collection of amounts due under any of the Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Mortgagee, (b) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any homestead exemption, stay, statute of limitations, extension or redemption, or sale of the Mortgaged Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (c) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the obligations and marshaling in the event of foreclosure of this Mortgage.

        SECTION 2.12.    Discontinuance of Proceedings. In case Mortgagee shall proceed to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken.

        SECTION 2.13.    Suits To Protect the Mortgaged Property. After prior notice to Mortgagor, Mortgagee shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Mortgaged Property by any acts that may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Mortgagee hereunder.

        SECTION 2.14.    Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor, Mortgagee shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the Obligations secured by this Mortgage at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

        SECTION 2.15.    Possession by Mortgagee. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, any of its property or the Mortgaged Property, Mortgagee shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Mortgaged Property now or hereafter granted under this Mortgage to Mortgagee in accordance with the terms hereof and applicable law.

        SECTION 2.16.    Dealing with the Mortgaged Property. Subject to Section 3.05, Mortgagee shall have the right to release any portion of the Mortgaged Property to or at the request of Mortgagor, for such consideration as Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the Lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, or the position of any guarantor, endorser, co-maker or other obligor of the Obligations, except to the extent that the Obligations shall have been reduced by any actual monetary consideration received for such release and applied to the Obligations, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable therefor to any other lienholder.

        SECTION 2.17.    Waiver.

        (a)   No delay or failure by Mortgagee to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. No consent or waiver by Mortgagee to or of any breach or Event of Default by Mortgagor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or of any other obligations by Mortgagor hereunder. No failure on the part of Mortgagee to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Mortgagee of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Mortgagor. The acceptance by Mortgagee or any other Secured Party of any payment less than the amount of the Obligation in question shall be deemed to be an acceptance on account only and shall not be construed as a waiver of any Default hereunder or under any other Loan Document with respect thereto. The acceptance by Mortgagee or any other Secured Party of any payment of, or on account of, any Obligation shall not be deemed to be a waiver of any Default hereunder or under any other Loan Document with respect to any other Obligation.

        (b)   Even if Mortgagee (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Loan Documents, (iv) releases a part of the Mortgaged Property from this Mortgage, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Loan Documents, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Mortgagee's lien on the Mortgaged Property hereunder; no such act or omission shall preclude Mortgagee from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Mortgagee, shall this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Mortgaged Property, Mortgagee is hereby authorized and empowered to deal with any vendee or transferee with reference to the Mortgaged Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

        SECTION 2.18.    Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by this Mortgage is intended to be exclusive of any other right, power or remedy hereunder, under any other Loan Document or under applicable law, and each and every such right, power and remedy shall be, subject to applicable law, cumulative and concurrent and in addition to any other right, power and remedy given hereunder, under any other Loan Document or under applicable law.

ARTICLE III

Miscellaneous

        SECTION 3.01.    Concerning Mortgagee.

        (a)   The provisions of Article 8 of the Credit Agreement are incorporated herein by reference as if fully restated herein and shall inure to the benefit of Mortgagee in respect of this Mortgage and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of Mortgagee therein set forth:

            (i)  Mortgagee is authorized to take all such action as is provided to be taken by it as Mortgagee hereunder and under any other Security Document and all other action incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Mortgaged Property) Mortgagee shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

           (ii)  Mortgagee shall not be responsible for the existence, genuineness or value of any of the Mortgaged Property or for the validity, perfection, priority or enforceability of the Lien of this Mortgage on any of the Mortgaged Property, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. Mortgagee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Mortgage by Mortgagor.

          (iii)  For all purposes of the Security Documents, Mortgagee will be entitled to rely on information from (1) its own records for information as to the Lenders, their Obligations and actions taken by them, (2) any Secured Party for information as to its Obligations and actions taken by it, to the extent that Mortgagee has not obtained such information from the foregoing sources, and (3) Mortgagor, to the extent that Mortgagee has not obtained information from the foregoing sources.

        (b)   At any time or times, in order to comply with any obligations with respect to the Mortgaged Property, Mortgagee may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with Mortgagee, or to act as separate agent or agents on behalf of the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of Mortgagee, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Section 3.01).

        SECTION 3.02.    Partial Invalidity. All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate applicable law, and all the provisions of this Mortgage are intended to be subject to all mandatory provisions of applicable law and to be limited to the extent necessary so that they will not render this Mortgage illegal, invalid, unenforceable or not entitled to be recorded, registered or filed under applicable law. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

        SECTION 3.03.    Notices. All notices and communications hereunder shall be in writing and given to Mortgagor in accordance with the terms of Section 9.01 of the Credit Agreement at the address set forth on the first page of this Mortgage and to Mortgagee as provided in the Credit Agreement.

        SECTION 3.04.    Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Mortgagor and the successors and assigns of Mortgagee.

        SECTION 3.05.    Satisfaction and Cancellation.

        (a)   This Mortgage shall cease, terminate and thereafter be of no further force or effect in the event all of the Release Conditions (as such term is defined in the Security Agreement) shall have been satisfied.

        (b)   Upon a sale or financing by Mortgagor of all or any portion of the Mortgaged Property that is permitted by the Credit Agreement and the application of the proceeds of such sale or financing in accordance with the terms of the Credit Agreement, the lien of this Mortgage shall be released from the applicable portion of the Mortgaged Property. Mortgagor shall give Mortgagee reasonable written notice of any sale or financing of the Mortgaged Property prior to the closing of such sale or financing. Mortgagee may conclusively rely on any certificate delivered to it by Mortgagor stating that the execution of such documents and release of the Mortgaged Property is in accordance with and permitted by the terms of the Credit Agreement and this Mortgage.

        (c)   Upon any termination of this Mortgage or release or reconveyance of Mortgaged Property, or any portion thereof, Mortgagee shall, at the expense of Mortgagor, execute, acknowledge and deliver to Mortgagor such documents, without warranty, as Mortgagor shall reasonably request to evidence the release of Mortgaged Property or termination of this Mortgage, as the case may be.

        SECTION 3.06.    Indemnification. Mortgagor shall protect, indemnify and defend each of Mortgagee and each other Indemnitee from and against all losses, claims, damages, liabilities and related expenses, including the fees, charges or disbursements of counsel for Mortgagee or any other Indemnitee, incurred by or asserted against Mortgagee or any other Indemnitee arising out of, in connection with, or as a result of the following (collectively, "Claims") (a) Mortgagee's exercise of any of its rights and remedies hereunder; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, street or ways; (c) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (d) the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (e) any Environmental Liability; or (f) any other conduct or misconduct of Mortgagor, any lessee or other occupant of any of the Property, or any of their respective agents, contractors, subcontractors, servants, employees, licensees or invitees; provided that, to the fullest extent permitted by applicable law, such indemnity shall not be available to any Indemnitee to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from such Indemnitee's gross negligence or willful misconduct. For the avoidance of doubt, it is the intent of the parties that Mortgagor's obligations under this Section shall apply, and Mortgagee and each other Indemnitee shall be protected, indemnified and defended as provided herein from and against all Claims arising out of or caused by Mortgagee's and each Indemnitee's ordinary negligence to the fullest extent permitted by applicable law. Any amount payable under this Section will be payable on demand, be deemed a

Obligation and will bear interest at the Default Rate. The obligations of Mortgagor under this Section shall continue in full force and effect notwithstanding the satisfaction of the Release Conditions and the discharge of all Obligations.

        SECTION 3.07.    Definitions; Interpretation.

        (a)   Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Credit Agreement or, if not defined in the Credit Agreement, the meanings given them in the Security Agreement.

        (b)   As used in this Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (A) "including" shall mean "including but not limited to"; (B) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (C) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust"; (D) "obligation" shall mean "obligation, duty, covenant and/or condition"; (E) "any of the Mortgaged Property" shall mean "the Mortgaged Property or any part thereof or interest therein"; (F) "Related Activities" shall mean (i) exploration for and evaluation of deposits of coal and other minerals; (ii) development, operation, shutdown, and closure (temporary or permanent) of a mine (whether an underground or a surface mine); (iii) handling, processing, refining and beneficiation of coal or other minerals, including, without limitation, crushing, screening, non-screen classifying, grinding, flotation, washing, gravity separation, magnetic separation, chemical leaching, thickening, filtration, drying, calcining; (iv) storage of coal or other minerals; (v) transportation of coal or other minerals by any means, including, without limitation waste rock and overburden) and tailings, slag, and other wastes resulting from handling, processing, and beneficiation, and loading in connection with any haulage; (vi) marketing, and readying for market, coal or other minerals; (vii) disposal (temporary or permanent) of mine waste (including, without limitation, waste rock and overburden) and tailings, slag, and other wastes from handling, processing, and beneficiation; (viii) monitoring, maintaining, restoring, and improving environmental quality, including, without limitation, elimination, treatment and mitigation of air and water pollution; and (ix) reclamation of lands and other natural resources affected by any of the foregoing activities; (G) "365(h) Election" shall mean any election by a lessee to treat a Lease or Mortgaged Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code; and (H) "Landlord" shall mean any landlord, lessor, franchisor, licensor or grantor, as applicable.

        (c)   Any act that Mortgagee is permitted to perform hereunder may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Any act that is prohibited to Mortgagor hereunder is also prohibited to all lessees of any of the Mortgaged Property. Each appointment of Mortgagee as attorney-in-fact for Mortgagor under the Mortgage is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Mortgagee has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

        SECTION 3.08.    Multisite Real Estate Transaction. Mortgagor acknowledges that this Mortgage is one of a number of Other Mortgages and Security Documents that secure the Obligations. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee, and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Mortgagee of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Mortgagee to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Obligations secured or of any of the collateral security therefor, including the Other Mortgages and other Security Documents or of any guarantee thereof, and Mortgagee may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Mortgagee's rights and remedies under any or all of the Other Mortgages and other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Mortgage and any exercise of the rights or remedies of Mortgagee hereunder shall not impair the lien of any of the Other Mortgages and other Security Documents or any of Mortgagee's rights and remedies thereunder. Mortgagor specifically consents and agrees that Mortgagee may exercise its rights and remedies hereunder and under the Other Mortgages and other Security Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

        SECTION 3.09.    No Oral Modification. This Mortgage may not be changed or terminated orally. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate Mortgage, lien or encumbrance.

        SECTION 3.10.    Subrogation to Rights of Prior Lienholder. If, and to the extent that, the proceeds of the Loan are used to pay, satisfy or discharge any obligation of the Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "Pre-Existing Lien"), such loan proceeds shall be deemed to have been advanced by the Lenders at the Borrower's request, and Mortgagee, on behalf of the Lenders, shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Pre-Existing Lien, whether or not the Pre-Existing Lien is released.

        SECTION 3.11.    Last Dollars Secured. This Mortgage secures only a portion of the Indebtedness owing or which may become owing by Mortgagor. The parties agree that any payments or repayments of such Indebtedness by Mortgagor shall be deemed to be applied first to the portion of the Indebtedness that is not secured hereby, it being the parties' intent that the portion of the Indebtedness last remaining unpaid shall be secured thereby.

        SECTION 3.12.    Applicable Law, Jurisdiction and Process.

        (a)   This Mortgage shall be governed by and construed in accordance with the internal laws of [Wyoming or Montana], except that Mortgagor expressly acknowledges that by their terms, the Credit Agreement and other Loan Documents shall be governed by the internal law of the State of New York, without regard to principles of conflict of law.

        (b)   Mortgagor and Mortgagee agree to submit to jurisdiction and the laying of venue for any suit on this Mortgage in the state where the Mortgaged Property is located and irrevocably waives any defense or objection which it may now or hereafter have to the jurisdiction of such court or the venue of such court for or the convenience of such court as the forum for any such suit, action or proceeding

        (c)   The service of (i) any process in any such suit, action or proceeding, or (ii) any notice relating to any sale, or the exercise of any other remedy by Mortgagee hereunder by sending a copy of such process or notice by prepaid overnight courier or United States registered or certified mail, postage prepaid, return receipt requested to Mortgagor at its address specified in or pursuant to Section 3.03, shall be effective when received at the address specified or when delivery at such address is refused.

        (d)   Nothing in this Section shall affect the right of Mortgagee to bring any suit, action or proceeding arising out of or relating to this Mortgage or any other Security Document in any court having jurisdiction under the provisions of any other Security Document or applicable law or to serve any process, notice of sale or other notice in any manner permitted by any other Security Document or applicable law.

        IN WITNESS WHEREOF, this Mortgage has been duly executed and delivered to Mortgagee by Mortgagor on the date of the acknowledgment attached hereto.

[NAME OF MORTGAGOR], a [ ]
By:	Name: Title:

Attest:
By:	Name: Title:

[Corporate Seal]

State of	)

	)	ss
County of	)

        This instrument was acknowledged before me on                                      , 2009 by                                      as                                      of                                      .

Notary Public for the State of

[SEAL]	Printed Name:

Residing at:

My Commission Expires:

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  Exhibit 10.47